[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

[Graphic Omitted]

                              MFS(R) CAPITAL
                              OPPORTUNITIES FUND

                              ANNUAL REPORT o NOVEMBER 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 28
Independent Auditors' Report .............................................. 34
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The first year of the new century has been a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. As the year comes to a close, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by more than 20 percentage points for the year to date through November 30, 2000.(2)

o The Lehman Brothers Government/Corporate Bond Index, a commonly used measure of investment-grade bond performance, delivered a return of 9.69% for the year to date through November 30, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P
500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the 12-month period ended November 30, 2000, 72.3% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a double-digit rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see healthy prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate. We believe this may allow inflation to remain low and interest rates to remain stable or to decline, which would be good news for both the stock and bond markets.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames
     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

December 15, 2000

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
------------
(1) Source: The Wall Street Journal, October 10, 2000.

(2) Source: MFS research. For the year to date through November 30, 2000, the Russell 1000 Value Index returned 1.91%, while the Russell 1000 Growth Index returned -19.89%. For the one-, five-, and ten-year periods ended September 30, 2000, the Russell 1000 Value Index returned 8.91%, 17.59%, and 17.88%, respectively; for the same periods, the Russell 1000 Growth Index returned 23.43%, 25.07%, and 21.44%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(3) For the year to date through November 30, 2000, the Dow Jones Industrial Average returned -8.20%, the Standard and Poor's 500 Composite Index returned -9.55%, and the NASDAQ Composite Index returned -36.16%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(4) Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2000 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Maura A. Shaughnessy]
     Maura A. Shaughnessy

For the year ended November 30, 2000, Class A shares of the fund provided a total return of 0.58%, Class B shares -0.16%, Class C shares -0.14%, and Class I shares 0.83%. These returns include the reinvestment of any distributions and capital gains but exclude the effects of any sales charges and compare to a -4.22% return for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average multi-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 1.02%.

Q.  WHY WAS THE MARKET SO VOLATILE THIS PAST YEAR?

A. The market began to take off in October of 1999 -- a run that lasted until the following March. Leading the charge were stocks with high earnings growth prospects, especially technology names. These stocks were priced to perfection, meaning that the slightest disappointment could trigger a selloff. That's eventually what happened in March when investors worried that slower economic growth might weaken corporate earnings. From March to May, stock prices fell off sharply, as investors abandoned high-growth sectors for more defensive ones like utilities. Over the summer, the market, for the most part, leveled off. But the stocks of telecommunications operators began to weaken as competition increased and as long-distance voice revenues slowed. In the fall, the equipment and networking stocks sank amid concerns that the operators would be forced to cut back on capital spending. Cellular stocks also plunged as earnings growth began to decelerate. The telecommunications rout, along with signs that the economic slowdown was more dramatic than expected, kept stock prices heading downward throughout the fall.

Q.  HOW DID THE FUND COME OUT AHEAD OF THE S&P 500?

A. For most of the period, our technology stake was roughly equal to the S&P 500's, which has been typical for the fund. What made the difference was careful stock selection. Our strategy is to buy stocks with strong earnings growth that are selling at reasonable prices. When we feel they're fully valued, we sell. This discipline helped minimize our downside risk during the correction in technology stocks. We also had above-average stakes in sectors that did well this past year, including energy, insurance, and utilities. Finally, strong stock picking in more defensive sectors like pharmaceuticals and industrial services helped. Unfortunately, our higher-than-average stake in telecommunications -- and our focus within that sector on newer entrants -- hindered performance relative to our peer group.

Q.  WHICH STOCKS WERE TOP CONTRIBUTORS TO PERFORMANCE?

A. The more defensive names -- companies with predictable earnings that were not closely tied to economic growth -- had the biggest positive impact on performance. We bought Bristol-Myers Squibb when pharmaceutical stocks were down due to concerns about possible changes in Medicare reimbursement policies. The company also had a couple of major drugs that were losing their patent exclusivity protection. The stock has since benefited from the general rotation into defensive names, as well as a delay in the release of generic versions of the drugs coming off patent protection. Other strong performers included the Federal Home Loan Mortgage Corporation (Freddie
    Mac), which recently received a clean bill of health after being investigated by a Congressional subcommittee; United Technologies, which benefited from the strong aerospace cycle; and AES, an independent power producer and natural gas supplier that did well as natural gas prices rose and electricity continued to be in short supply. Our largest investment was Tyco International, a conglomerate whose stock price recovered following an investigation of its accounting practices.

Q.  WERE THE BIGGEST DISAPPOINTMENTS IN TECHNOLOGY AND TELECOMMUNICATIONS?

A. Definitely. Stocks like Nortel Networks, a leading telecommunications equipment supplier, got hammered when investors realized there might be a slowdown in equipment spending by telecommunications carriers. In addition, the company announced in the third quarter that optical revenues were slightly below expectations, undermining investor confidence. In the wireless area, slowing demand for handsets hurt revenue growth and profit margins, causing Motorola's stock price to fall. We sold most or all of our stakes in both these stocks. Another disappointment was Samsung Electronics, whose stock price dropped as semiconductor demand softened. Fortunately, we sold a lot of our shares before the stock price headed south. In the telecommunications area, Sprint PCS struggled as new subscriber growth rates slowed, lowering earnings expectations. And we believe XO Communications, formerly Nextlink Communications, suffered just because it was in an out-of-favor sector. We believe XO is one of the strongest new entrants out there, so we used the opportunity to boost our stake.

Q.  WHERE ELSE HAVE YOU BOUGHT RECENTLY?

A. Part of what we've been doing is taking advantage of the market weakness by buying the stocks of strong companies that were selling at relatively cheap prices. Among the names we've added to were Vodafone, the top wireless company in Europe. We also increased our stake in Microsoft, which we think stands to benefit as more companies start adopting Windows 2000, and Cisco Systems, a leader in high-speed Internet networking systems. These are companies that were hurt by the downturns in technology and telecommunications but we think have retained strong positions in high-growth industries. We also bought Calpine, an independent power producer, whose stock price tumbled when investors decided the whole sector was getting too pricey. We believed Calpine's stock would rebound as power shortages persisted, and it has. The other part of our buying strategy has involved building our stakes in health care, retailing, and financial services, choosing stocks whose earnings looked predictable even in a slower growth environment. In health care, we bought drug companies like Pharmacia and Pfizer; in retailing, the drugstore CVS and the grocery chain Safeway; and in financial services, insurers like St. Paul. Many of these names helped the fund during the stormy second half.

Q.  WHAT'S YOUR OUTLOOK FOR GROWTH STOCKS AND FOR THE FUND?

A. We expect there could be more tough sledding ahead, especially in the technology and telecommunications sectors. We've retained high stakes, however, in both sectors because we think they offer great long-term growth prospects. According to our research, in 2000, technology stocks on average generated a 31% increase in earnings through October. Over the same period, technology stock prices were down 14%. Given that stock prices usually follow earnings, we expect a recovery. In telecommunications, we believe the growth of the Internet, deregulation, consolidation, and innovation are all fueling long-term growth. Our strategy is to stick with what we feel is the "A-team", the players with experienced managements and solid business plans, because we expect they will be among the first to come back once these sectors move back into favor. But we've also balanced the portfolio with more defensive names that could continue to do well even if the economy slows. We believe this balanced structure, along with careful stock selection, could help the fund weather whatever market conditions are ahead.

   /s/ Maura A. Shaughnessy
       Maura A. Shaughnessy
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

MAURA A. SHAUGHNESSY, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) SHE IS PORTFOLIO MANAGER OF THE MULTI-CAP CORE AND UTILITIES PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

MAURA JOINED MFS IN 1991 AS A RESEARCH ANALYST AND BECAME VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND SENIOR VICE PRESIDENT IN 1998. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, SHE IS A CHARTERED FINANCIAL ANALYST (CFA). PRIOR TO JOINING MFS SHE WORKED FOR HARVARD MANAGEMENT CO. AND THE FEDERAL RESERVE BANK.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                 SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     JUNE 13, 1983

CLASS INCEPTION:           CLASS A  JUNE 13, 1983
                           CLASS B  SEPTEMBER 7, 1993
                           CLASS C  APRIL 1, 1996
                           CLASS I  JANUARY 2, 1997

SIZE:                      $5.7 BILLION NET ASSETS AS OF NOVEMBER 30, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended November 30, 2000)

               MFS Capital Opportunities    Standard & Poor's 500
                    Fund - Class A             Composite Index
--------------------------------------------------------------------------------
"11/90"                $ 9,425                     $10,000
"11/92"                 13,888                      14,257
"11/94"                 17,280                      15,861
"11/96"                 29,011                      27,779
"11/98"                 44,303                      44,147
"11/00"                 61,752                      51,120


TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2000

CLASS A
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +0.58%      +70.34%     +152.24%      +555.19%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +0.58%      +19.43%     + 20.33%      + 20.68%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -5.21%      +17.09%     + 18.91%      + 19.97%
---------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -0.16%      +66.62%     +142.82%      +519.19%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -0.16%      +18.55%     + 19.41%      + 20.00%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -3.56%      +17.84%     + 19.22%      + 20.00%
---------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -0.14%      +66.63%     +143.78%      +533.22%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -0.14%      +18.56%     + 19.51%      + 20.27%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -0.99%      +18.56%     + 19.51%      + 20.27%
---------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +0.83%      +71.66%     +154.54%      +561.16%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +0.83%      +19.74%     + 20.55%      + 20.79%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +0.83%      +19.74%     + 20.55%      + 20.79%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Average multi-cap core fund+                             +1.02%      +10.33%     + 15.49%      + 16.34%
---------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                   -4.22%      +12.71%     + 18.67%      + 17.72%
---------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2000

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                                   21.6%
UTILITIES & COMMUNICATIONS                   20.1%
FINANCIAL SERVICES                           14.9%
ENERGY                                       10.5%
HEALTH CARE                                   8.3%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  3.3%             CISCO SYSTEMS, INC.  1.8%
U.S. security systems, packaging, and     Computer network developer
electronic equipment conglomerate
                                          CALPINE CORP.  1.8%
FREDDIE MAC CORP.  2.3%                   Independent power producer
U.S. government-chartered mortgage banker
                                          MICROSOFT CORP.  1.7%
CORNING, INC.  2.3%                       Computer software and systems company
U.S. materials and equipment supplier to
communications industries                 WAL-MART STORES, INC.  1.6%
                                          Large retail chain
UNITED TECHNOLOGIES CORP.  2.2%
Aerospace, defense, and building          UNUMPROVIDENT CORP.  1.6%
equipment company                         Large U.S. disability insurer

BRISTOL-MYERS SQUIBB CO.  2.0%
Pharmaceutical products company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 2000

Stocks - 95.0%
-------------------------------------------------------------------------------
ISSUER                                                 SHARES             VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 87.4%
  Aerospace - 3.8%
    Boeing Co.                                      1,076,500    $   74,345,781
    Honeywell International, Inc.                     517,127        25,209,941
    United Technologies Corp.                       1,653,400       117,081,388
                                                                 --------------
                                                                 $  216,637,110
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.8%
    Chase Manhattan Corp.                           2,228,700    $   82,183,313
    U.S. Bancorp                                      756,300        18,293,006
                                                                 --------------
                                                                 $  100,476,319
-------------------------------------------------------------------------------
  Biotechnology - 1.1%
    Pharmacia Corp.                                   993,904    $   60,628,144
-------------------------------------------------------------------------------
  Business Services - 2.0%
    Adelphia Business Solutions*                      443,080    $    1,467,703
    Computer Sciences Corp.*                          735,700        50,165,544
    Nextel Partners, Inc.*                          1,031,300        16,629,712
    VeriSign, Inc.*                                   506,707        43,925,163
                                                                 --------------
                                                                 $  112,188,122
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.4%
    Compaq Computer Corp.                           1,927,700    $   41,445,550
    Dell Computer Corp.*                            1,871,700        36,030,225
                                                                 --------------
                                                                 $   77,475,775
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.6%
    Microsoft Corp.*                                1,558,340    $   89,409,758
-------------------------------------------------------------------------------
  Computer Software - Services - 1.4%
    Art Technology Group, Inc.*                       543,860    $   15,601,984
    EMC Corp.*                                        839,900        62,467,562
    Portal Software, Inc.*                            355,900         2,268,863
                                                                 --------------
                                                                 $   80,338,409
-------------------------------------------------------------------------------
  Computer Software - Systems - 4.1%
    Brocade Communications Systems, Inc.*              59,500    $    9,992,281
    Digex, Inc.*                                      393,100         8,328,806
    E.piphany, Inc.*                                  549,000        21,531,094
    Extreme Networks, Inc.*                           557,300        28,631,288
    I2 Technologies, Inc.*                            133,830        12,914,595
    JNI Corp.*                                        691,820        27,672,800
    Oracle Corp.*                                   1,652,600        43,793,900
    Rational Software Corp.*                          383,900        12,092,850
    VERITAS Software Corp.*                           706,726        68,949,955
                                                                 --------------
                                                                 $  233,907,569
-------------------------------------------------------------------------------
  Conglomerates - 3.1%
    Tyco International Ltd.                         3,406,262    $  179,680,320
-------------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    QLogic Corp.*                                     192,200    $   15,556,188
-------------------------------------------------------------------------------
  Electronics - 2.8%
    Fairchild Semiconductor International Co.*        869,200    $   12,603,400
    Flextronics International Ltd.*                 2,683,400        67,252,712
    Intel Corp.                                       708,300        26,959,669
    Micron Technology, Inc.*                        1,316,700        41,476,050
    Solectron Corp.*                                  398,500        11,158,000
                                                                 --------------
                                                                 $  159,449,831
-------------------------------------------------------------------------------
  Energy - 0.4%
    Dynegy, Inc.                                      511,700    $   22,642,725
-------------------------------------------------------------------------------
  Entertainment - 2.1%
    Harrah's Entertainment, Inc.*                   1,208,185    $   33,829,180
    Infinity Broadcasting Corp., "A"*               2,173,025        65,734,006
    Viacom, Inc., "B"*                                355,100        18,154,488
                                                                 --------------
                                                                 $  117,717,674
-------------------------------------------------------------------------------
  Financial Institutions - 6.5%
    Associates First Capital Corp., "A"             1,594,090    $   56,291,303
    Citigroup, Inc.                                   515,900        25,698,269
    Federal National Mortgage Assn.                   294,300        23,249,700
    Freddie Mac Corp.                               2,100,400       126,942,925
    Goldman Sachs Group, Inc.                         440,000        36,135,000
    Lehman Brothers Holdings, Inc.                    859,600        42,603,925
    Morgan Stanley Dean Witter & Co.                  465,700        29,513,737
    Schwab (Charles) Corp.                          1,040,800        28,817,150
                                                                 --------------
                                                                 $  369,252,009
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.3%
    Willamette Industries, Inc.                       363,200    $   17,842,200
-------------------------------------------------------------------------------
  Insurance - 5.5%
    AFLAC, Inc.                                       668,500    $   47,045,688
    American International Group, Inc.                317,850        30,811,584
    CIGNA Corp.                                       133,700        17,614,975
    Gallagher (Arthur J.) & Co.                        83,770         4,942,430
    Hartford Financial Services Group, Inc.         1,028,276        72,750,527
    Marsh & McLennan Cos., Inc.                       280,010        32,236,151
    St. Paul Cos., Inc.                               474,200        23,769,275
    UnumProvident Corp.                             3,196,150        86,296,050
                                                                 --------------
                                                                 $  315,466,680
-------------------------------------------------------------------------------
  Internet - 1.1%
    XO Communications, Inc.*                        4,407,800    $   65,566,025
-------------------------------------------------------------------------------
  Machinery - 1.2%
    Deere & Co., Inc.                                 744,500    $   30,291,844
    Ingersoll Rand Co.                                914,200        36,796,550
                                                                 --------------
                                                                 $   67,088,394
-------------------------------------------------------------------------------
  Medical and Health Products - 4.6%
    American Home Products Corp.                    1,177,300    $   70,785,163
    Bristol-Myers Squibb Co.                        1,520,400       105,382,725
    Pfizer, Inc.                                    1,937,850        85,870,978
                                                                 --------------
                                                                 $  262,038,866
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.6%
    Applera Corp.                                     773,080    $   63,875,735
    Medtronic, Inc.                                   554,200        29,511,150
                                                                 --------------
                                                                 $   93,386,885
-------------------------------------------------------------------------------
  Metals and Minerals - 0.4%
    Phelps Dodge Corp.                                502,000    $   24,660,750
-------------------------------------------------------------------------------
  Oil Services - 5.4%
    Baker Hughes, Inc.                              2,140,600    $   70,773,587
    BJ Services Co.*                                  277,700        14,787,525
    Cooper Cameron Corp.*                           1,086,830        58,960,527
    Global Marine, Inc.*                            2,582,600        56,655,788
    Noble Drilling Corp.*                           1,183,400        34,096,713
    Weatherford International, Inc.*                2,259,400        75,266,262
                                                                 --------------
                                                                 $  310,540,402
-------------------------------------------------------------------------------
  Oils - 5.6%
    Coastal Corp.                                     867,600    $   63,551,700
    Conoco, Inc.                                    1,934,300        48,478,394
    Grant Pride Co., Inc.*                          4,798,800        67,783,050
    Santa Fe International Corp.                    3,137,582        77,459,055
    Transocean Sedco Forex, Inc.                    1,568,584        62,547,287
                                                                 --------------
                                                                 $  319,819,486
-------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Gannett Co., Inc.                                 315,500    $   16,918,688
-------------------------------------------------------------------------------
  Stores - 4.5%
    CVS Corp.                                         799,900    $   45,494,313
    Gap, Inc.                                       1,211,600        30,214,275
    Home Depot, Inc.                                  890,100        34,880,794
    RadioShack Corp.                                1,248,300        58,514,062
    Wal-Mart Stores, Inc.                           1,696,000        88,510,000
                                                                 --------------
                                                                 $  257,613,444
-------------------------------------------------------------------------------
  Supermarkets - 2.2%
    Kroger Co.*                                     2,059,130    $   54,566,945
    Safeway, Inc.*                                  1,229,500        72,463,656
                                                                 --------------
                                                                 $  127,030,601
-------------------------------------------------------------------------------
  Technology
    Inrange Technologies Corp.*                        90,690    $    1,178,970
-------------------------------------------------------------------------------
  Telecommunications - 15.9%
    ADC Telecommunications, Inc.*                   2,680,400    $   54,110,575
    Allegiance Telecom, Inc.*                       2,550,150        35,741,946
    Alltel Corp.                                      255,900        15,673,875
    American Tower Corp., "A"*                        500,639        15,081,750
    AT&T Corp.                                        660,520        11,889,360
    AT&T Corp., "A"*                                2,056,300        27,888,569
    BroadWing, Inc.*                                  561,198        12,065,757
    Cabletron Systems, Inc.*                        1,702,600        26,815,950
    CIENA Corp.*                                      464,800        35,295,750
    Cisco Systems, Inc.*                            2,026,200        97,004,325
    Corning, Inc.                                   2,105,990       123,200,415
    Cox Communications, Inc.*                         381,300        15,180,506
    EchoStar Communications Corp.*                  1,950,400        56,927,300
    Emulex Corp.*                                      70,640         8,211,900
    General Motors Corp., "H"*                      2,165,300        47,073,622
    McLeodUSA, Inc., "A"*                           2,655,200        36,011,150
    Metromedia Fiber Network, Inc., "A"*            2,606,140        30,459,261
    Network Appliance, Inc.*                          145,100         7,164,313
    NTL, Inc.*                                      1,196,575        32,606,669
    Pinnacle Holdings, Inc.*                        1,570,620        12,368,632
    Qwest Communications International, Inc.*       1,273,800        48,085,950
    Sprint Corp. (PCS Group)*                       2,556,980        58,011,484
    Tekelec Co.*                                      888,200        27,534,200
    UnitedGlobalCom, Inc.*                          1,772,700        26,812,087
    Voicestream Wireless Corp.*                       122,700        13,926,450
    Williams Communications Group, Inc.*              872,100         9,484,087
    Winstar Communications, Inc.*                   1,326,249        19,396,392
                                                                 --------------
                                                                 $  904,022,275
-------------------------------------------------------------------------------
  Telecommunications and Cable - 1.0%
    Comcast Corp., "A"*                             1,548,530    $   59,521,622
-------------------------------------------------------------------------------
  Utilities - Electric - 3.7%
    AES Corp.*                                      1,531,700    $   79,456,937
    Calpine Corp.*                                  2,677,400        95,047,700
    Edison International                              932,500        21,389,219
    NiSource, Inc.                                    531,500        13,652,906
                                                                 --------------
                                                                 $  209,546,762
-------------------------------------------------------------------------------
  Utilities - Gas - 1.7%
    Enron Corp.                                       587,600    $   38,047,100
    Williams Cos., Inc.                             1,597,464        56,510,289
                                                                 --------------
                                                                 $   94,557,389
-------------------------------------------------------------------------------
Total U.S. Stocks                                                $4,982,159,392
-------------------------------------------------------------------------------
Foreign Stocks - 7.6%
  Australia - 0.5%
    Cable & Wireless Optus Ltd.
      (Telecommunications)                         15,006,700    $   31,586,104
-------------------------------------------------------------------------------
  Bermuda - 1.1%
    Ace Ltd. (Insurance)                               86,900    $    3,432,550
    Global Crossing Ltd. (Telecommunications)*      4,741,600        58,677,300
                                                                 --------------
                                                                 $   62,109,850
-------------------------------------------------------------------------------
  Canada - 1.2%
    Nortel Networks Corp. (Telecommunications) 1,648,060 $ 62,214,265 Telesystem International Wireless, Inc.
      (Telecommunications)*                           908,600         4,656,575
                                                                 --------------
                                                                 $   66,870,840
-------------------------------------------------------------------------------
  China - 1.0%
    China Mobile (Hong Kong) Ltd.
      (Telecommunications)*                        10,324,000    $   56,121,644
-------------------------------------------------------------------------------
  Israel - 0.4%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                  95,800    $    9,831,475
    Partner Communications Co. Ltd., ADR
      (Telecommunications)*                         3,766,350        15,536,194
                                                                 --------------
                                                                 $   25,367,669
-------------------------------------------------------------------------------
  Netherlands - 0.7%
    Completel Europe N.V. (Telecommunications)*     1,524,254    $    5,036,289
    Libertel N.V. (Cellular Telecommunications)*    1,451,582        16,723,498
    United Pan-Europe Communications N.V.
      (Telecommunications and Cable)*               1,806,732        20,422,400
                                                                 --------------
                                                                 $   42,182,187
-------------------------------------------------------------------------------
  South Korea - 0.3%
    Samsung Electronics (Electronics)                 116,520    $   15,548,797
-------------------------------------------------------------------------------
  Sweden - 0.2%
    Tele1 Europe Holdings AB
      (Telecommunications)*                         1,574,930    $    8,470,739
    Tele1 Europe Holdings AB, ADR
      (Telecommunications)*                            77,800           437,625
                                                                 --------------
                                                                 $    8,908,364
-------------------------------------------------------------------------------
  Switzerland - 0.2%
    Serono S.A., ADR (Biotechnology)*                 634,430    $   13,560,941
-------------------------------------------------------------------------------
  United Kingdom - 2.0%
    HSBC Holdings PLC (Banks and Credit Cos.)*      2,642,700    $   34,886,509
    Vodafone Group PLC (Telecommunications)*       22,870,094        78,402,373
                                                                 --------------
                                                                 $  113,288,882
-------------------------------------------------------------------------------
Total Foreign Stocks                                             $  435,545,278
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $6,001,900,875)                   $5,417,704,670
-------------------------------------------------------------------------------
Short-Term Obligations - 5.8%
-------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                (000 OMITTED)
-------------------------------------------------------------------------------
    Aig Funding, Inc., due 12/01/00                  $  2,314    $    2,314,000
    American Express Credit Corp., due 12/01/00        11,221        11,221,000
    Associates Corp. of North America,
      due 12/01/00                                     17,544        17,544,000
    AT&T Corp., due 12/05/00                            1,858         1,856,633
    Bank of America, due 12/01/00                      12,154        12,154,000
    Campbell Soup Co., due 12/01/00                     3,069         3,069,000
    Chase Nassau Time Deposit, due 12/01/00            12,491        12,491,000
    Dow Chemical Co., due 12/01/00                      2,370         2,370,000
    Federal Home Loan Bank Consolidated
      Discount Note, due 12/20/00                       3,190         3,179,191
    Federal Home Loan Mortgage Discount Notes,
      due 12/01/00                                     16,824        16,824,000
    Ford Motor Credit Corp., due 12/06/00              30,000        29,972,875
    Gannett, Inc., due 1/04/01                          9,973         9,911,212
    General Electric Capital Corp., due 12/01/00       45,801        45,801,000
    Gillette Co., due 12/01/00                         50,101        50,101,000
    Glaxo PLC, due 12/01/00                             2,488         2,488,000
    Morgan (J.P.) & Co., Inc., due
      12/01/00 - 12/13/00                              34,931        34,903,616
    Morgan Stanley Dean Witter, due 12/01/00           10,087        10,087,000
    Pitney Bowes Credit Corp., due 12/01/00             2,062         2,062,000
    Pitney Bowes, Inc., due 12/06/00                    4,600         4,595,847
    Prudential Funding Corp., due 12/01/00              6,282         6,282,000
    Salomon Smith Barney Holdings, Inc.,
       due 12/01/00                                    50,000        50,000,000
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $  329,227,374
-------------------------------------------------------------------------------

Repurchase Agreement - 0.1%
-------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)             VALUE
-------------------------------------------------------------------------------
    Merrill Lynch, dated 11/30/00, due 12/01/00,
      total to be received $8,737,582 (secured
      by various U.S. Treasury and Federal
      Agency obligations in a jointly traded
      account), at Cost                              $  8,736    $    8,736,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $6,339,864,249)              $5,755,668,044
Other Assets, Less Liabilities - (0.9)%                             (53,453,448)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                              $5,702,214,596
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
----------------------------------------------------------------------------
NOVEMBER 30, 2000
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $6,339,864,249)    $5,755,668,044
  Investments of cash collateral for securities loaned,
    at value (identified cost, $5,282,428)                        5,282,428
  Cash                                                                9,548
  Foreign currency, at value (identified cost, $5,007)                4,974
  Receivable for investments sold                               116,152,083
  Receivable for fund shares sold                                23,634,216
  Interest and dividends receivable                               3,024,173
  Other assets                                                       16,665
                                                             --------------
      Total assets                                           $5,903,792,131
                                                             --------------
Liabilities:
  Payable for investments purchased                          $  181,193,956
  Payable for fund shares reacquired                             14,293,469
  Collateral for securities loaned, at value                      5,282,428
  Payable to affiliates -
    Management fee                                                  105,450
    Shareholder servicing agent fee                                  15,978
    Distribution and service fee                                     95,187
  Accrued expenses and other liabilities                            591,067
                                                             --------------
      Total liabilities                                      $  201,577,535
                                                             --------------
Net assets                                                   $5,702,214,596
                                                             ==============
Net assets consist of:
  Paid-in capital                                            $5,690,848,618
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies            (584,182,936)
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               595,656,276
  Accumulated net investment loss                                  (107,362)
                                                             --------------
      Total                                                  $5,702,214,596
                                                             ==============
Shares of beneficial interest outstanding                      313,306,325
                                                               ===========
Class A shares:
  Net asset value per share
    (net assets of $2,885,713,579 / 154,525,158 shares of
    beneficial interest outstanding)                            $18.67
                                                                ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                           $19.81
                                                                ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $1,992,462,607 / 112,531,305 shares of
    beneficial interest outstanding)                            $17.71
                                                                ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $685,790,528 / 38,871,694 shares of
     beneficial interest outstanding)                           $17.64
                                                                ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $138,247,882 / 7,378,168 shares of
     beneficial interest outstanding)                           $18.74
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2000
------------------------------------------------------------------------------
Net investment income (loss):

  Income -
    Dividends                                                 $    26,216,250
    Interest                                                       16,349,653
    Foreign taxes withheld                                           (564,847)
                                                              ---------------
      Total investment income                                 $    42,001,056
                                                              ---------------
  Expenses -
    Management fee                                            $    35,198,618
    Trustees" compensation                                             79,959
    Shareholder servicing agent fee                                 5,285,706
    Distribution and service fee (Class A)                          6,776,919
    Distribution and service fee (Class B)                         18,840,303
    Distribution and service fee (Class C)                          5,693,272
    Administrative fee                                                513,207
    Custodian fee                                                   1,226,909
    Printing                                                          141,562
    Postage                                                           439,228
    Auditing fees                                                      35,515
    Legal fees                                                          8,899
    Miscellaneous                                                   3,030,940
                                                              ---------------
      Total expenses                                          $    77,271,037
    Fees paid indirectly                                             (644,955)
                                                              ---------------
      Net expenses                                            $    76,626,082
                                                              ---------------
        Net investment loss                                   $   (34,625,026)
                                                              ---------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                   $   690,166,474
    Foreign currency transactions                                  (1,196,680)
                                                              ---------------
      Net realized gain on investments and foreign
        currency transactions                                 $   688,969,794
                                                              ---------------
  Change in unrealized depreciation -
    Investments                                               $(1,133,350,196)
    Translation of assets and liabilities in foreign
        currencies                                                    (33,123)
                                                              ---------------
      Net unrealized loss on investments and foreign
        currency translation                                  $(1,133,383,319)
                                                              ---------------
        Net realized and unrealized loss on investments
          and foreign currency                                $  (444,413,525)
                                                              ---------------
          Decrease in net assets from operations              $  (479,038,551)
                                                              ===============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                            2000                    1999
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                    $   (34,625,026)        $   (16,000,929)
  Net realized gain on investments and foreign currency
    transactions                                                             688,969,794             569,207,170
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                  (1,133,383,319)            238,188,145
                                                                         ---------------         ---------------
    Increase (decrease) in net assets from operations                    $  (479,038,551)        $   791,394,386
                                                                         ---------------         ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                                      $  (273,762,587)        $   (50,282,930)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                         (188,068,528)            (33,399,800)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                          (43,095,712)             (6,206,083)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                          (11,161,698)             (1,717,938)
                                                                         ---------------         ---------------
    Total distributions declared to shareholders                         $  (516,088,525)        $   (91,606,751)
                                                                         ---------------         ---------------
Net increase in net assets from fund share transactions                  $ 3,379,120,607         $   885,928,107
                                                                         ---------------         ---------------
    Total increase in net assets                                         $ 2,383,993,531         $ 1,585,715,742
Net assets:
  At beginning of period                                                   3,318,221,065           1,732,505,323
                                                                         ---------------         ---------------
  At end of period (including accumulated net
    investment loss of $107,362 and $84,293,
    respectively)                                                        $ 5,702,214,596         $ 3,318,221,065
                                                                         ===============         ===============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                          2000                 1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
                                              CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $21.77               $16.60           $15.23           $13.34           $12.39
                                               ------               ------           ------           ------           ------
Income from investment operations# -
  Net investment income (loss)                 $(0.07)              $(0.06)          $(0.01)          $ 0.07           $ 0.05
  Net realized and unrealized gain on
    investments and foreign currency             0.29                 6.13             3.02             2.97             2.04
                                               ------               ------           ------           ------           ------
      Total from investment operations         $ 0.22               $ 6.07           $ 3.01           $ 3.04           $ 2.09
                                               ------               ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                   $ --                 $ --             $(0.03)          $(0.03)          $ --
  In excess of net investment income+++          --                   --               --               --               --
  From net realized gain on investments
    and foreign currency transactions           (3.32)               (0.90)           (1.61)           (1.12)           (1.14)
                                               ------               ------           ------           ------           ------
      Total distributions declared to
        shareholders                           $(3.32)              $(0.90)          $(1.64)          $(1.15)          $(1.14)
                                               ------               ------           ------           ------           ------
Net asset value - end of period                $18.67               $21.77           $16.60           $15.23           $13.34
                                               ======               ======           ======           ======           ======
Total return(+)                                  0.58%               38.59%           22.21%           24.96%           18.50%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                     1.11%                1.18%            1.23%            1.29%            1.32%
  Net investment income (loss)                  (0.31)%              (0.33)%          (0.06)%           0.49%            0.43%
Portfolio turnover                                117%                 155%             123%             144%             112%
Net assets at end of period (000 Omitted)  $2,885,714           $1,769,925         $923,779         $609,189         $427,478

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
+++ For the fiscal year ended November 30, 1998, the per share distribution in excess of net investment income was less than $(0.01).
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                          2000                 1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
                                              CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $20.83               $15.94           $14.77           $13.01           $12.15
                                               ------               ------           ------           ------           ------
Income from investment operations# -
  Net investment loss                          $(0.22)              $(0.19)          $(0.12)          $(0.04)          $(0.04)
  Net realized and unrealized gain on
    investments and foreign currency             0.31                 5.88             2.90             2.89             2.00
                                               ------               ------           ------           ------           ------
      Total from investment operations         $ 0.09               $ 5.69           $ 2.78           $ 2.85           $ 1.96
                                               ------               ------           ------           ------           ------
Less distributions declared to
  shareholders from net realized gain
  on investments and foreign currency
  transactions                                 $(3.21)              $(0.80)          $(1.61)          $(1.09)          $(1.10)
                                               ------               ------           ------           ------           ------
Net asset value - end of period                $17.71               $20.83           $15.94           $14.77           $13.01
                                               ======               ======           ======           ======           ======
Total return                                    (0.16)%              37.57%           21.32%           24.03%           17.50%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                     1.86%                1.93%            1.98%            2.04%            2.16%
  Net investment loss                           (1.06)%              (1.08)%          (0.81)%          (0.28)%          (0.33)%
Portfolio turnover                                117%                 155%             123%             144%             112%
Net assets at end of period (000 Omitted)  $1,992,463           $1,204,159         $658,056         $411,640         $244,247

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED NOVEMBER 30,                          PERIOD ENDED
                                             -----------------------------------------------------------        NOVEMBER 30,
                                                  2000             1999             1998            1997               1996*
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $20.78           $15.91           $14.74          $13.03              $12.00
                                                ------           ------           ------          ------              ------
Income from investment operations# -
  Net investment loss                           $(0.22)          $(0.19)          $(0.12)         $(0.04)             $(0.01)
  Net realized and unrealized gain on
    investments and foreign currency              0.30             5.87             2.90            2.88                1.04
                                                ------           ------           ------          ------              ------
      Total from investment operations          $ 0.08           $ 5.68           $ 2.78          $ 2.84              $ 1.03
                                                ------           ------           ------          ------              ------
Less distributions declared to shareholders -
  From net investment income                    $ --             $ --             $ --            $(0.01)             $ --
  From net realized gain on investments
    and foreign currency transactions            (3.22)           (0.81)           (1.61)          (1.12)               --
                                                ------           ------           ------          ------              ------
                                                                                                                      $
      Total distributions declared to
        shareholders                            $(3.22)          $(0.81)          $(1.61)         $(1.13)               --
                                                ------           ------           ------          ------              ------
Net asset value - end of period                 $17.64           $20.78           $15.91          $14.74              $13.03
                                                ======           ======           ======          ======              ======
Total return                                     (0.14)%          37.59%           21.28%          24.02%               7.95%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                      1.86%            1.93%            1.98%           2.04%               2.11%+
  Net investment loss                            (1.04)%          (1.08)%          (0.82)%         (0.28)%             (0.17)%+
Portfolio turnover                                 117%             155%             123%            144%                112%
Net assets at end of period (000 Omitted)     $685,791         $273,038         $119,966         $66,148             $31,919

 * For the period from the inception of Class C shares, April 1, 1996, through November 30, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------
                                                 YEAR ENDED NOVEMBER 30,       PERIOD ENDED
                                             -------------------------------   NOVEMBER 30,
                                               2000         1999        1998          1997*
-------------------------------------------------------------------------------------------
                                            CLASS I
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $21.82       $16.63      $15.26         $12.22
                                             ------       ------      ------         ------
Income from investment operations# -
  Net investment income (loss)               $(0.01)      $(0.02)     $ 0.03         $ 0.08
  Net realized and unrealized gain on
    investments and foreign currency           0.29         6.14        3.01           2.96
                                             ------       ------      ------         ------
      Total from investment operations       $ 0.28       $ 6.12      $ 3.04         $ 3.04
                                             ------       ------      ------         ------
Less distributions declared to shareholders -
  From net investment income                 $ --         $ --        $(0.05)        $ --
  In excess of net investment income           --           --         (0.01)          --
  From net realized gain on investments
    and foreign currency transactions         (3.36)       (0.93)      (1.61)          --
                                             ------       ------      ------         ------
      Total distributions declared to
        shareholders                         $(3.36)      $(0.93)     $(1.67)        $ --
                                             ------       ------      ------         ------
Net asset value - end of period              $18.74       $21.82      $16.63         $15.26
                                             ======       ======      ======         ======
Total return                                   0.83%       38.93%      22.54%         24.88%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                   0.86%        0.92%       0.98%          1.01%+
  Net investment income (loss)                (0.06)%      (0.09)%      0.20%          0.65%+
Portfolio turnover                              117%         155%        123%           144%
Net assets at end of period (000 Omitted)  $138,248      $71,099     $30,705        $30,517

 * For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Capital Opportunities Fund (the fund) is a diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities' collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2000, the value of securities loaned was $15,122,149. These loans were collateralized by U.S. Treasury securities of $14,889,448 and cash of $5,282,428 which was invested in the following short-term obligations:

                                                    PRINCIPAL   AMORTIZED COST
                                                       AMOUNT        AND VALUE
------------------------------------------------------------------------------
Salomon Smith Barney Repurchase Agreement,
  due 12/01/11                                     $3,282,483       $3,282,483
AT&T Corp. Commercial Paper, due 7/19/01            1,000,000        1,000,000
Deutsche Bank AG, due 1/12/01                       1,000,000          999,945
                                                                    ----------
Total investments of cash collateral for
  securities loaned                                                 $5,282,428
                                                                    ==========

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $290,489 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $354,466 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 2000, accumulated net investment loss decreased by $34,601,957, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $88,123,530, and paid-in capital increased by $53,521,573 due to differences between book and tax accounting for distributions, foreign currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

First $1.5 billion of average net assets                                 0.75%
Next $1.5 billion of average net assets                                  0.65%
Next $2 billion of average net assets                                   0.625%
Average net assets in excess of $5 billion                               0.60%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $17,430 for the year ended November 30, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

First $2 billion                                                       0.0175%
Next $2.5 billion                                                      0.0130%
Next $2.5 billion                                                      0.0005%
In excess of $7 billion                                                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,519,959 for the year ended November 30, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $273,741 for the year ended November 30, 2000. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the fund may determine. Fees incurred under the distribution plan during the year ended November 30, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $73,043 and $12,069 for Class B and Class C shares, respectively, for the year ended November 30, 2000. Fees incurred under the distribution plan during the year ended November 30, 2000, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 2000, were $35,114, $1,677,135, and $114,829 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $8,558,996,101 and $5,899,196,290, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $6,364,919,473
                                                            --------------
Gross unrealized appreciation                               $  598,335,577
Gross unrealized depreciation                               (1,207,587,006)
                                                            --------------
    Net unrealized depreciation                             $ (609,251,429)
                                                            ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                      YEAR ENDED NOVEMBER 30, 2000          YEAR ENDED NOVEMBER 30, 1999
                                ----------------------------------    ----------------------------------
                                         SHARES             AMOUNT             SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          95,826,288    $ 2,146,805,732         60,655,990    $ 1,113,353,629
Shares issued to shareholders
  in reinvestment of
  distributions                      12,100,525        232,330,837          2,817,699         44,520,095
Shares reacquired                   (34,706,992)      (775,083,722)       (37,819,174)      (694,985,504)
                                ---------------    ---------------    ---------------    ---------------
    Net increase                     73,219,821    $ 1,604,052,847         25,654,515    $   462,888,220
                                ===============    ===============    ===============    ===============

Class B shares
                                      YEAR ENDED NOVEMBER 30, 2000          YEAR ENDED NOVEMBER 30, 1999
                                ----------------------------------    ----------------------------------
                                         SHARES             AMOUNT             SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          56,756,390    $ 1,210,039,924         23,417,148    $   422,494,400
Shares issued to shareholders
  in reinvestment of
  distributions                       8,933,232        163,748,856          1,867,778         28,447,087
Shares reacquired                   (10,969,466)      (231,398,228)        (8,750,628)      (155,932,476)
                                ---------------    ---------------    ---------------    ---------------
    Net increase                     54,720,156    $ 1,142,390,552         16,534,298    $   295,009,011
                                ===============    ===============    ===============    ===============

Class C shares
                                      YEAR ENDED NOVEMBER 30, 2000          YEAR ENDED NOVEMBER 30, 1999
                                ----------------------------------    ----------------------------------
                                         SHARES             AMOUNT             SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          28,066,655    $   596,414,725          8,800,009    $   158,634,114
Shares issued to shareholders
  in reinvestment of
  distributions                       1,718,003         31,387,993            265,801          4,037,596
Shares reacquired                    (4,052,042)       (85,968,170)        (3,464,888)       (62,068,646)
                                ---------------    ---------------    ---------------    ---------------
    Net increase                     25,732,616    $   541,834,548          5,600,922    $   100,603,064
                                ===============    ===============    ===============    ===============

Class I shares
                                      YEAR ENDED NOVEMBER 30, 2000          YEAR ENDED NOVEMBER 30, 1999
                                ----------------------------------    ----------------------------------
                                         SHARES             AMOUNT             SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           6,305,266    $   142,552,314          1,730,802    $    33,350,277
Shares issued to shareholders
  in reinvestment of
  distributions                         420,587          8,083,682             67,587          1,068,553
Shares reacquired                    (2,605,821)       (59,793,336)          (386,105)        (6,991,018)
                                ---------------    ---------------    ---------------    ---------------
    Net increase                      4,120,032    $    90,842,660          1,412,284    $    27,427,812
                                ===============    ===============    ===============    ===============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended November 30, 2000, was $40,100. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust VII and the
  Shareholders of MFS Capital Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Capital Opportunities Fund, a series of MFS Series Trust VII (the trust), including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Capital Opportunities Fund as of November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 4, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

THE FUND HAS DESIGNATED $272,124,790 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED NOVEMBER 30, 2000.

FOR THE YEAR ENDED NOVEMBER 30, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 3.94%.

MFS(R) CAPITAL OPPORTUNITIES FUND

TRUSTEES                                                 SECRETARY
                                                         Stephen E. Cavan*
J. Atwood Ives + - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified services       ASSISTANT SECRETARY
company)                                                 James R. Bordewick, Jr.*

Lawrence T. Perera + - Partner, Hemenway & Barnes        CUSTODIAN
(attorneys)                                              State Street Bank and Trust Company

William J. Poorvu + - Adjunct Professor, Harvard         AUDITORS
University Graduate School of Business                   Deloitte & Touche LLP
Administration
                                                         INVESTOR INFORMATION
Charles W. Schmidt + - Private Investor                  For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive Vice                 kit, call toll free: 1-800-637-2929 any business
President, Director, and Secretary, MFS Investment       day from 9 a.m. to 5 p.m. Eastern time (or leave
Management                                               message anytime).

Jeffrey L. Shames* - Chairman and Chief Executive        INVESTOR SERVICE
Officer, MFS Investment Management                       MFS Service Center, Inc.
                                                         P.O. Box 2281
Elaine R. Smith + - Independent Consultant               Boston, MA 02107-9906

David B. Stone + - Chairman, North American              For general information, call toll
Management Corp. (investment adviser)                    free: 1-800-225-2606 any business
                                                         day from 8 a.m. to 8 p.m. Eastern
INVESTMENT ADVISER                                       time.
Massachusetts Financial Services Company
500 Boylston Street                                      For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                    call toll free: 1-800-637-6576 any business day
                                                         from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                              this service, your phone must be equipped with
MFS Fund Distributors, Inc.                              a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                    For share prices, account balances, exchanges, or
                                                         stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                   1-800-MFS-TALK (1-800-637-8255) anytime from a
Jeffrey L. Shames*                                       touch-tone telephone.

PORTFOLIO MANAGER                                        WORLD WIDE WEB
Maura A. Shaughnessy*                                    www.mfs.com

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
* MFS Investment Management

MFS(R) CAPITAL OPPORTUNITIES FUND                                   ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)2001 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                 MCO-2 1/01 417M 23/223/323/823